SECOND AMENDMENT
TO THAT CERTAIN
REVOLVING LOAN AND SECURITY AGREEMENT
DATED AUGUST 14, 2023

THIS SECOND AMENDMENT to that certain Revolving Loan and Security Agreement between Amerisource Funding, Inc., together with its successors and assigns ("Amerisource") as the lender and Flotek Industries, Inc., a Delaware corporation ("Parent"), Flotek Chemistry, LLC, an Oklahoma limited liability company ("F-Chem"), and JP3 Measurement, LLC a Texas limited liability company ("JP3") (together with its successors and assigns, "Borrower"), (the "Amendment") is entered into effective August 5, 2024 (the "Amendment Date").

RECITALS

WHEREAS, Amerisource and Borrower are Parties to the Revolving Loan and Security Agreement dated August 14, 2023, together with the First Amendment to that certain Revolving Loan and Security Agreement dated October 5, 2023 (as otherwise altered, amended, changed, extended, modified, reviewed, replaced, substituted or supplemented from time to time, the "Loan Agreement"); and

WHEREAS, Amerisource and Borrower desire to execute this Amendment to the Loan Agreement as set forth herein in order to provide the additional funding and credit to Borrower.

AGREEMENT

NOW THEREFORE, in consideration of the above recitals and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged and agreed upon, and on the terms set forth in this Amendment, the Parties hereby agree that the Loan Agreement shall continue in full force and effect and shall be modified as follows:

1. Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the meaning as set forth in the Loan Agreement. Any term not capitalized in the Loan Agreement nor this Amendment shall have the meaning given to it in the then-current Uniform Commercial Code.
2. The first recital paragraph of the Loan Agreement is hereby amended and restated as follows:

    WHEREAS, the Borrower has asked Amerisource to make advances to the Borrower in an aggregate principal amount outstanding at any time not to exceed the Revolving Credit Facility Maximum defined below, as may be reviewed from time to time as necessary based on the Borrower's growth and working capital needs.

3. Section 1.01 (l) of the Definition section in the Loan Agreement is hereby amended and restated as follows:

    1.01 (l) "Revolving Credit Facility Maximum"- TWENTY MILLION DOLLARS ($20,000,000.00) as may be reviewed from time to time as necessary based on the growth and working capital needs of Borrower, and as may be increased pursuant to Section 2.08. The Revolving Credit Facility Maximum shall include the Accounts Receivable Sub-Limit, the Revolving Inventory Sub-Limit, and the Revolving Real Estate Sub-Limit.

4. Section 1.01 (l) (iii) of the Loan Agreement under the Revolving Credit Facility Maximum shall be amended and restated to the following:

(iii) "Revolving Real Estate Sub-Limit"- The Revolving Credit Facility Maximum shall include availability under the Borrowing Base Report against eligible pledged real estate of the Borrower in an amount up to SIXTY PERCENT (60%) of the current appraised value not to exceed the difference between the Revolving Credit Facility Maximum minus the Revolving Accounts Receivable Sub-Limit.

5. Section 2.02 (a) in the Loan Agreement shall be amended and restated as follows:

(a) "Eligible Accounts Receivable" – Accounts owing to the Borrower arising from the sale of goods and/or performance of services by Borrower in the ordinary course of its business, excluding (i) Accounts over ninety (90) days from original invoice date, (ii) Accounts being disputed by the Account Debtor obligated thereon, Amerisource being under no obligation to determine the bona fides of such dispute, (iii) Accounts representing bill-and-hold, guaranteed sale, consignment sale, sale-or-return, COD, or sale on any other repurchase or return basis, (iv) Accounts with existing or potential contra or offsetting balances owing, (v) any Account for which Borrower has breached its obligations hereunder, (vi) any Account owing from an Account Debtor which in Amerisource's reasonable credit judgment has become insolvent, (vii) any Accounts owing from an Account Debtor in excess of the credit limit established by Amerisource for such Account Debtor, (viii) Accounts owing by an approved Account Debtors, including but not limited to, accounts owning by Ovintiv (USA) Inc, Camino Natural Resources, LLC, EOG Resources, Inc, DE IV Operations, LLC and VTX Energy Partners LLC, in excess of THIRTY PERCENT (30%) of Borrower's total Eligible Accounts Receivable outstanding (the "Concentration Limit"); provided, however, the Concentration Limit may be increased up to FORTY PERCENT (40%) of Borrower's total Eligible Accounts Receivable outstanding for select account debtors at the sole discretion of Amerisource based upon confirmation/verification, acknowledged Dominion of Funds and any other item(s) that may be required by Amerisource, (ix) all or any Accounts upon the occurrence of an Event of Default or upon the termination date of this Agreement, (x) Accounts owing by entities related to Borrower by common ownership or control; provided, however, that Accounts owing by Profac Services, LLC shall be eligible up to a concentration limit of TWENTY PERCENT (20%) of Borrower's total Eligible Accounts Receivable outstanding which concentration limit may be considered for an increase with a Written No Offset letter at Amerisource's sole discretion , (xi) Accounts owing by Account Debtors domiciled outside of the United States of America or Canada ("Foreign Accounts Receivable"), provided, however, that Amerisource may in its sole, reasonable business judgment advance a limit of FIVE PERCENT (5%) against Foreign Accounts Receivable, (xii) all Accounts owing by a given Account Debtor if at least TWENTY PERCENT (20%) of such Account Debtor's outstanding Accounts are deemed ineligible or impaired by Amerisource, and (xiii) other Accounts or amounts which Amerisource determines from time to time in its sole credit or business judgment.

6. Section 2.03 (d) in the Loan Agreement shall be amended and restated as follows:

(d) Interest Rate: Borrower shall pay to Amerisource on a monthly basis an interest rate equal to the prime rate plus TWO PERCENT (2.00%) per annum, to be calculated and charged monthly by Amerisource based on the average outstanding balance of all funds employed for all Obligations. The prime rate of interest shall be determined as published and updated

from time to time in the Wall Street Journal, but in no event shall be less than 5.50% per annum (the "Floor")

7. Section 2.04 of the Loan Agreement shall be amended and restated as follows:

   Section 2.04. Maturity This term of this Agreement shall expire on August 15, 2026 (the "Maturity Date"). Borrower may terminate this Agreement by giving Amerisource at least sixty (60) days written notice of termination prior to each Maturity Date. Otherwise, the Maturity Date shall be automatically extended for an additional twenty-four (24) months from the most recent Maturity Date. Upon termination, Borrower shall pay the Obligations to Amerisource. In the event of termination of this Agreement prior to a maturity date, an Early Termination Fee equal to TWO AND ONE-HALF PERCENT (2.500%) of the Revolving Credit Facility Account Limit shall apply if there are more than twelve months remaining until a Maturity Date and if less than twelve (12) months are remaining an Early Termination Fee equal to ONE AND ONE-HALF PERCENT (1.50%) of the Revolving Credit Facility Account Limit shall apply. Upon termination of this Agreement, Amerisource may retain amounts (i) sufficient to cover any Obligations that were either known or unknown to Amerisource at the time of termination, and (ii) until Borrower has executed and delivered to Amerisource a general indemnity and mutual release in a form reasonably acceptable to Amerisource.

8. Representations and Warranties. Borrower represents and warrants to Amerisource that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite organizational action on the part of Borrower, (c) no other consent of any Person (other than Amerisource) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Agreement to which Borrower is a party are true and correct in all material respects (except for any such representations and warranties that are qualified by material adverse effect or materiality, which are true and correct in all respects) on and as of the date of this Amendment as though made on the date of this Amendment, except to the extent that such representations and warranties speak to a specific date, (f) it is in full compliance with all covenants and agreements contained in each Loan Agreement to which it is a party, and (g) no Default or Event of Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.

9. Scope of Amendment; Reaffirmation; RELEASE. All references to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Agreement are unchanged and continue in full force and effect and the foregoing together with the other Loan Agreement are hereby ratified and confirmed by Borrower. However, in the event of any inconsistency between the terms of the Loan Agreement (as amended by this Amendment) and any other Loan Agreement, the terms of the Loan Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Loan Agreement. Borrower hereby acknowledges, confirms and agrees that Amerisource has and shall continue to have valid, enforceable and perfected first-priority liens upon, and security interests in and to the Collateral heretofore granted to Amerisource pursuant to the Loan Agreement. Borrower hereby reaffirms its obligations under the Loan Agreement to which it is a party and agrees that all Loan Agreement to which

it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). **AS A MATERIAL PART OF THE CONSIDERATION FOR AMERISOURCE ENTERING INTO THIS AMENDMENT, BORROWER HEREBY RELEASES AND FOREVER DISCHARGES AMERISOURCE (AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION, OR LIABILITIES FOR ACTIONS OR OMISSIONS (WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER DIRECT OR INDIRECT) IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN AGREEMENT PRIOR TO THE DATE OF THIS AMENDMENT, WHETHER OR NOT HERETOFORE ASSERTED, AND WHICH BORROWER OR ANY LOAN PARTY MAY HAVE OR CLAIM TO HAVE AMERISOURCE.**

10. Miscellaneous.

(a) No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Loan Agreement or any other Loan Agreement not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Agreement, or (ii) a waiver of Amerisource's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Agreement. Amerisource's failure at any time or times hereafter to require strict performance of any provision of the Agreement or this Amendment shall not waive, affect or diminish any right of Amerisource thereafter to demand strict performance of the Agreement or Amendment, or any parts thereof.

(b) Form. Each agreement, document, instrument or other writing to be furnished to Amerisource under any provision of this Amendment must be in form and substance satisfactory to Amerisource.

(c) Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement, or the other Loan Agreement.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns (and, in the case of the undersigned Guarantors, their respective estates and heirs).

(e) Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower, Guarantors, and Amerisource. Amerisource may also require that any such documents and signatures be confirmed by a manually-signed original; *provided that*, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(F) GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN AGREEMENT HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS, AND, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY AND CONSTRUED

IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES AND SHALL BE PERFORMABLE BY THE PARTIES HERETO IN HARRIS COUNTY, TEXAS.

(G) <u>ENTIRETY</u>. THE LOAN AGREEMENT (AS AMENDED HEREBY) REPRESENTS THE FINAL AGREEMENT AMONG BORROWER, GUARANTORS, AND AMERISOURCE WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

FLOTEK INDUSTRIES, INC.

By: [signature]
(Signature)

Bond Clement, Chief Financial Officer
(Printed Name and Title)

FLOTEK CHEMISTRY, LLC

By: [signature]
(Signature)

Bond Clement, Chief Financial Officer
(Printed Name and Title)

JP3 MEASUREMENT, LLC

By: [signature]
(Signature)

Bond Clement, Chief Financial Officer
(Printed Name and Title)

AMERISOURCE: **AMERISOURCE FUNDING, INC.**

X [signature]

Name: Kendra Wilson

Title: EVP

EXHIBIT B

RENEWAL PROMISSORY NOTE

(Revolving Line of Credit)

This Renewal Promissory Note is executed and delivered in renewal, replacement and extension (and not in extinguishment or novation) of the indebtedness, both unpaid principal and accrued, unpaid interest, as of the date hereof, of that one certain Promissory Note dated August 14, 2023, in the principal amount of $10,000,000.00 (the "Prior Note"), which Prior Note was executed by FLOTEK INDUSTRIES, INC., FLOTEK CHEMISTRY, LLC and JP3 MEASUREMENT, LLC, payable to the order of AMERISOURCE FUNDING, INC., and including any and all amendments, renewals, and/or modifications thereof, and all liens, security interests, pledges, collateral assignments and guaranties security and/or guaranteeing payment of the Prior Note, all of which are hereby ratified, confirmed, renewed, extended and brought forward as security and/or guaranty for the payment hereof.

Date: August 5, **2024**

TWENTY MILLION DOLLARS ($20,000,000.00)

FOR VALUE RECEIVED, the undersigned, **Flotek Industries, Inc., Flotek Chemistry, LLC and JP3 Measurement, LLC** together with its successors and assigns (the "***Borrower***", whether one or more, and if more than one, jointly and severally) promises to pay to the order of AMERISOURCE FUNDING, INC ("***Amerisource***", together with any and all subsequent owners and holders of this Note) at its offices at 7225 Langtry Street, Houston, Texas 77040, or such other place as Amerisource shall designate in writing to Borrower the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) or the principal amount of all Loans made by Amerisource from time to time pursuant to that certain REVOLVING LOAN AND SECURITY AGREEMENT dated August 14, 2023, by and among Borrower and Amerisource (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "***Loan Agreement***"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

The unpaid principal amount of this Renewal Promissory Note (this "*Note*") from time to time outstanding is subject to mandatory repayment from time to time as provided in the Loan Agreement and shall bear interest as provided in the Loan Agreement. All payments of principal and interest on this Note shall be payable to Amerisource or any other holder of this Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Loan Agreement or wherever else Amerisource or such holder may specify.

This Note is entitled to the benefits of, and evidences the Obligations incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Note and on which such Obligations may be declared to be immediately due and payable.

Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all costs of collection, including, without limitation, reasonable attorneys' fees and court costs.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.

<u>WAIVER OF JURY TRIAL:</u> MAKER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN THE EVENT SUIT IS FILED TO ENFORCE THE TERMS HEREOF.

Borrower and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

In no event shall the rate herein ever exceed the highest lawful rate.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

"THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES."

BORROWER AGREES NOT TO SEND AMERISOURCE PAYMENTS MARKED "PAID IN FULL," "WITHOUT RECOURSE," OR SIMILAR LANGUAGE. IF BORROWER SENDS SUCH A PAYMENT, AMERISOURCE MAY ACCEPT IT WITHOUT LOSING ANY OF AMERISOURCE'S RIGHTS UNDER THIS NOTE, AND BORROWER WILL REMAIN OBLIGATED TO PAY ANY FURTHER AMOUNT OWED TO AMERISOURCE. ALL WRITTEN COMMUNICATIONS CONCERNING DISPUTED AMOUNTS, INCLUDING ANY CHECK OR OTHER PAYMENT INSTRUMENT THAT INDICATES THAT THE PAYMENT CONSTITUTES "PAYMENT IN FULL" OF THE AMOUNT OWED OR THAT IS TENDERED WITHOUT CONDITIONS OR LIMITATIONS OR AS FULL SATISFACTION OF A DISPUTED AMOUNT MUST BE MAILED OR DELIVERED TO "AMERISOURCE FUNDING, INC. AT THE ADDRESS LISTED ABOVE"

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

{SIGNATURES TO FOLLOW}

FLOTEK INDUSTRIES, INC.

By: ______________________
(Signature)

Bond Clement, Chief Financial Officer
(Printed Name and Title)

FLOTEK CHEMISTRY, LLC

By: ______________________
(Signature)

Bond Clement, Chief Financial Officer
(Printed Name and Title)

JP3 MEASUREMENT, LLC

By: ______________________
(Signature)

Bond Clement, Chief Financial Officer
(Printed Name and Title)